UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2023

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On August 13, 2023, Cleveland-Cliffs Inc. (the “Company” or “Cliffs”) issued a press release confirming that it delivered to the board of directors of United States Steel Corporation (“U.S. Steel”) a proposal to acquire all of the outstanding shares of U.S. Steel for a per share consideration of $17.50 in cash and 1.023 shares of Cliffs common stock. A copy of the press release, attached hereto as Exhibit 99.1, and the accompanying presentation slides referenced in the press release, attached hereto as Exhibit 99.2, are incorporated herein by reference.
The Company is publicly providing all four letters of correspondence between Cliffs and U.S. Steel related to the proposal. Copies of the following letters are attached hereto as Exhibit 99.3 and incorporated herein by reference:
1.July 28, 2023: Initial offer letter from Lourenco Goncalves to David Sutherland and David Burritt
2.August 7, 2023: Response letter from David Burritt to Lourenco Goncalves
3.August 11, 2023: Proposal clarification letter from Lourenco Goncalves to David Sutherland and David Burritt
4.August 13, 2023: Rejection letter from David Burritt to Lourenco Goncalves
Moelis & Company LLC, Wells Fargo, J.P. Morgan, UBS, MUFG and Truist Securities are acting as financial advisors to Cleveland-Cliffs and Davis Polk & Wardwell LLP is serving as legal counsel.
Forward Looking Statements
This report and the accompanying materials contain statements that constitute “forward-looking statements” within the meaning of the federal securities laws. All statements other than historical facts, including, without limitation, statements regarding our current expectations, estimates and projections about our industry, our business or a transaction with U.S. Steel, are forward-looking statements. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the risk that a transaction with U.S. Steel may not be consummated; the risk that a transaction with U.S. Steel may be less accretive than expected, or may be dilutive, to Cliffs’ earnings per share, which may negatively affect the market price of Cliffs common shares; the possibility that Cliffs and U.S. Steel will incur significant transaction and other costs in connection with a potential transaction, which may be in excess of those anticipated by Cliffs; the risk that the financing transactions to be undertaken in connection with a transaction have a negative impact on the combined company’s credit profile or financial condition; the risk that Cliffs may fail to realize the benefits expected from a transaction; the risk that the combined company may be unable to achieve anticipated synergies or that it may take longer than expected to achieve those synergies; the risk that any announcements relating to, or the completion of, a transaction could have adverse effects on the market price of Cliffs common shares; and the risk related to any unforeseen liability and future capital expenditure of Cliffs related to a transaction.
For additional factors affecting the business of Cliffs, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022, and other filings with the U.S. Securities and Exchange Commission (the “SEC”).
Important Information for Investors and Shareholders
This report relates to a proposal that Cliffs has made for an acquisition of U.S. Steel. In furtherance of this proposal and subject to future developments, Cliffs may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This report is not a substitute for any proxy statement, registration statement, tender offer statement or other document Cliffs may file with the SEC in connection with the proposed transaction.
Investors and security holders of Cliffs are urged to read the proxy statement(s), registration statement, tender offer statement and/or other documents filed with the SEC carefully in their entirety if and when they become available, as they will contain important information about the proposed transaction. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of Cliffs. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Cliffs through the website maintained by the SEC at http://www.sec.gov.
This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
This report is neither a solicitation of a proxy nor a substitute for any proxy statement or other filing that may be made with the SEC. Nonetheless, Cliffs and its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Cliffs is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on April 3, 2023.
Any information concerning U.S. Steel contained in this report has been taken from, or based upon, publicly available information. Although Cliffs does not have any information that would indicate that any information contained in this report that has been taken from such documents is inaccurate or incomplete, Cliffs does not take any responsibility for the accuracy or completeness of such information. To date, Cliffs has not had access to the books and records of U.S. Steel.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Cleveland-Cliffs Inc. published a news release on August 13, 2023 captioned, “Cleveland-Cliffs Proposes to Acquire U.S. Steel.”
99.2	Presentation slides, dated August 2023.
99.3	Letters of correspondence between Cleveland-Cliffs Inc. and United States Steel Corporation.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	August 14, 2023	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Human Resources, Chief Legal and Administrative Officer & Secretary
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